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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-81857, 333-81847, 333-81845, 333-81841 and
333-91187) of WESCO International, Inc. of our reports dated March 12, 2004, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



                                                /s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
March 15, 2004